SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]   Preliminary proxy statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to 240.14a-11(c) or [ ] 240.14a-12

                        MID-CENTRAL FINANCIAL CORPORATION
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of filing fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transactions applies:


      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing party:

      (4)   Date filed:




                        MID-CENTRAL FINANCIAL CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 January 6, 1997


         Notice is hereby given that the Annual Meeting of Shareholders of Mid-Central Financial Corporation will be held at the main office of Mid-Central Federal Savings Bank, 520 South Jefferson Street, Wadena, Minnesota 56482, on Monday, January 6, 1997 at 2:00 p.m., Central Standard Time, for the following purposes:

1. To elect two directors to hold office until the 2000 Annual Meeting of Shareholders or until successors are elected.

2. To ratify and approve amendments to the Mid-Central Financial Corporation 1994 Stock Option Plan to (i) increase the total number of shares of Common Stock available for issuance under such Plan from 26,038 shares to 51,038 shares and (ii) provide for an automatic grant of non-qualified stock options to purchase 1,000 shares of Common Stock to non-employee directors of the Company.

3. To ratify and approve the selection of independent public accountants for the current fiscal year.

4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on November 22, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                      By Order of the Board of Directors,



                                      Gary W. Sellman
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

Wadena, Minnesota
December 2, 1996


TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.


                        MID-CENTRAL FINANCIAL CORPORATION

                                 PROXY STATEMENT

         This Proxy Statement is furnished to the shareholders of Mid-Central Financial Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on January 6, 1997, or any adjournment or adjournments thereof. The cost of this solicitation will be borne by the Company. In addition to the solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the name of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

         Any proxy may be revoked at any time before it is voted by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting; if not so revoked, the shares represented by such proxy will be voted. The Company's principal offices are located at 520 South Jefferson Street, Wadena, Minnesota 56482, and its telephone number is (218) 631-1414. The mailing of this Proxy Statement to shareholders of the Company commenced on or about December 2, 1996.

         The total number of shares of capital stock of the Company outstanding and entitled to vote at the meeting as of November 22, 1996 consists of 233,018 shares of $.10 par value Common Stock (the "Common Stock"). Each share of Common Stock is entitled to one vote. There is no cumulative voting for the election of directors. The presence in person or by proxy of the holders of the shares representing a majority of the votes entitled to be cast at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

         Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of the matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.


                         SECURITY OWNERSHIP OF PRINCIPAL
                           SHAREHOLDERS AND MANAGEMENT

         The following table includes information as of November 22, 1996 concerning the beneficial ownership of the Common Stock of the Company by (i) each person known to own five percent or more of the Common Stock of the Company, (ii) each director and director nominee, (iii) the executive officer named in the Summary Compensation Table below, and (iv) all executive officers and directors of the Company as a group.


Name of                                               Shares Beneficially                           Percent
Beneficial Owner                                           Owned(1)                                of Class

Athena Capital Management, Inc.......................       21,700(2)                                    9.3%
    75 James Way
    Southhampton, PA 18966
Tudor Trust..........................................       19,381(3)                                    8.3%
    233 South Beverly Drive
    Beverly Hills, CA 90212
The Baupost Group, Inc...............................       13,019(4)                                    5.6%
    P.O. Box 389125
    44 Brattie Street, 2nd Floor
    Cambridge, MA 02238-9125
Gary W. Sellman......................................       12,254(5)(6)                                 5.2%
    520 South Jefferson Street
    Wadena, MN 56482
Robert D. Iken, Sr...................................       11,749(5)(7)                                 4.9%
Alfred H. Neitzke....................................       10,615(5)(8)                                 4.5%
Michael J. Ebner.....................................        9,974(5)                                    4.2%
Duane J. Polman......................................        8,474(5)(9)                                 3.6%
All officers and directors of the
  Company as a group (6 persons) ....................       54,970(5)                                   22.1%
--------------------------

(1) Unless otherwise indicated, all shares are beneficially owned and the sole voting and investment power is held by the person indicated.

(2) Based upon information included in a Schedule 13D filed with the Securities and Exchange Commission and correspondence with Athena Capital Management, Inc.

(3) Based upon information included in a Schedule 13D filed with the Securities and Exchange Commission and correspondence with the Tudor Trust.

(4) Based upon information included in a Schedule 13G filed with the Securities and Exchange Commission. Consists of shared voting and investment power.

(5) Includes the following numbers of shares which (i) may be purchased pursuant to the exercise of outstanding options: Mr. Sellman, 4,630 shares; Mr. Iken, Sr., 3,906 shares; Mr. Neitzke, 1,953 shares; Mr. Ebner, 1,953 shares; Mr. Polman, 1,953 shares; and all executive officers and directors as a group, 15,543 shares; and (ii) were granted pursuant to the Mid-Central Federal Savings Bank Management Recognition and Development Plan and Trust Agreement, for which the individuals have sole voting power and no investment power: Mr. Sellman, 938 shares; Mr. Neitzke, 313 shares; Mr. Ebner, 313 shares; Mr. Polman, 313 shares; and all offices and directors as a group, 2,190 shares.


(6) Includes 822 shares held by his wife for which he has no voting or investment power and 1,624 shares held jointly with his wife for which he has shared voting and investment power.

(7) Includes 1,100 shares held jointly with his wife, for which he has shared voting and investment power, and 500 shares held by his wife, for which he has no voting or investment power.

(8) Includes 641 shares held by his wife, for which he has no voting or investment power.

(9) Includes 6,000 shares held jointly with his wife for which he has shared voting and investment power.

                      -----------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         Two directors will be elected to the Company's Board of Directors for a three-year term at the Annual Meeting. Pursuant to the Company's Articles of Incorporation, the Board of Directors is divided into three classes of directors, each serving a three-year term. Each year only one class of directors is subject to a shareholder vote, and, with the exception of the class to be elected in 1998, one-third of the directors belong to each class.

         The Board of Directors recommends that the shareholders elect the nominees named below as directors of the Company for the ensuing three years. It is intended that the persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election of the nominees named below. Unless otherwise indicated, the nominees and the other directors named below have held their present occupations as set forth below or have been officers with the organization indicated for more than the past five years. The other directors named below are presently directors of the Company and of Mid-Central Federal Savings Bank, a federal savings bank (the "Bank"). The Bank is a wholly-owned subsidiary of the Company. Each director named below has been a director of the Company since December 1993, except for Gary W. Sellman, who was elected in January 1995.

-------------------------------------------------------------------------------

         The following nominees have indicated a willingness to serve, but in case a nominee is not a candidate at the meeting, for reasons not presently known to the Company, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion.


         Robert D. Iken, Sr.                         Retired executive; President and
         Age -- 64                                   Chief  Executive   Officer  of  the
                                                     Company from December  1993, and of
                                                     the Bank from 1963,  until December
                                                     1994;  previously  served  as Mayor
                                                     of the City of  Wadena,  Minnesota;
                                                     member of the Lion's Club.

         Michael J. Ebner                            Managing Partner of M.J. Ebner Insurance
         Age -- 60                                   Agency, Wadena, Minnesota since 1962.
---------------------------------------------------------------------------------------

         Other director whose term of office will continue after the 1997 Annual
Meeting and whose term expires on the date of the 1998 Annual Meeting:

         Gary W. Sellman                             President and Chief Executive Officer of
         Age -- 44                                   the Company and the Bank since January
                                                     1995; Chief Financial Officer and
                                                     Treasurer of the Company since its
                                                     inception in December 1993 and Chief
                                                     Financial Officer of the Bank since
                                                     1992; Vice President of the Company from
                                                     1993 to January 1995 and Executive Vice
                                                     President of the Bank from 1992 to 1995;
                                                     Assistant Director of the Office of
                                                     Thrift Supervision from 1988 to 1991.

----------------------------------------------------------------------------------------

         Other directors whose terms of office will continue after the 1997
Annual Meeting and whose terms expire on the date of the 1999 Annual Meeting:

         Alfred H. Neitzke                           Retired owner and operator of an
         Age -- 72                                   optometric practice in Wadena, Minnesota
                                                     from 1947 to 1995; Chairman of the Board
                                                     of Directors of the Company since its
                                                     inception in December 1993 and Chairman
                                                     of the Board of Directors of the Bank
                                                     since 1982.

         Duane J. Polman                             Retired President and majority
         Age -- 69                                   shareholder of Polman Transfer Inc.,
                                                     Wadena, Minnesota, a transport company;
                                                     member of the V.F.W., the American
                                                     Legion, the Elks and the Minnesota
                                                     Permit Truckers Association.

----------------------------------------------------------------------------------------



         The affirmative vote of holders of Common Stock representing a majority of the voting power represented at the meeting is required for the election of the nominees.


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          THE ELECTION OF THE NOMINEES

                           ---------------------------


OTHER INFORMATION REGARDING THE BOARD

         MEETINGS. The Board of Directors of the Bank met 16 times during the year ended September 30, 1996. The Board of Directors of the Company met 12 times during the year ended September 30, 1996. Each of the directors attended at least 75% of the meetings of the Board and any Committees of which they were members during the year ended September 30, 1996.

         BOARD COMMITTEES OF THE COMPANY. The full Board of Directors will perform the duties of an Audit Committee by investigating and monitoring internal affairs and regulatory compliance and meet with the Company's independent public accountants. The Board of Directors met two times in this capacity during the year ended September 30, 1996.

         The Compensation Committee, consisting of Messrs. Neitzke, Polman, Ebner and Iken, reviews and recommends employee compensation, including executive officer compensation, and administers the 1994 Stock Option Plan. The Compensation Committee met one time in this capacity during the year ended September 30, 1996.

         The Company does not have a Nominating Committee.

         BOARD COMPENSATION. During 1996, each director of the Bank received a fee of $600 per month and fees in aggregate totaling $960 for special Board meetings. The directors of the Company do not receive additional compensation for serving on the Company's Board of Directors. Each director of the Bank also receives $150 per meeting attended for the Loan Committee, of which two meetings were held during 1996. Subject to shareholder approval of the proposal to amend the Company's 1994 Stock Option Plan, each non-employee director of the Company will be granted a ten-year, non-qualified option to purchase 1,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of the shareholder approval.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

         The following table sets forth all compensation which was paid by the Company or the Bank during the year ended September 30, 1996 to Mr. Sellman, the Company's President and Chief Executive Officer (the "Named Executive"). None of the Company's executive officers' cash compensation exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                                                 Annual                     Long-Term
                                              Compensation                Compensation

                                                                    Restricted    Securities
                                                                       Stock      Underlying           All Other
Name and Principal Position      Year      Salary($)   Bonus($)      Awards($)    Options(#)      Compensation($) (2)

Gary W. Sellman                  1996      $69,788     $3,500      $    -0-(1)        724               $8,841
   Chief Executive Officer,      1995       64,937      2,000           -0-            -0-               7,129
   President, Treasurer and      1994       53,062      1,900        15,620         3,906                  -0-
   Chief Financial Officer


(1) As of September 30, 1996, Mr. Sellman held 938 shares of restricted common stock with an aggregate value of $15,008. Dividends on the restricted stock will be accrued and paid at the time that the restrictions on the shares lapse. The restricted stock vests at the rate of 20% per year.

(2) Represents the Bank's contribution for Mr. Sellman to its defined contribution money purchase pension plan.


STOCK OPTIONS

         The following table contains information concerning stock options granted to the Named Executive:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                 Number of          % of Total
                                Securities            Options            Exercise
                                Underlying          Granted to             Price
                                  Options          Employees in             Per           Expiration
Name                            Granted (#)         Fiscal Year          Share($)            Date

Gary W. Sellman                    724                 37.6%             $14.38            12/19/05


STOCK OPTION EXERCISES AND HOLDINGS

              The Named Executive did not exercise any stock options during the year ended September 30, 1996. The following table sets forth information with respect to the Named Executive concerning unexercised options held as of September 30, 1996:

                          FISCAL YEAR-END OPTION VALUES

                                                                               Value of Unexercised In-the-Money
                                     Number of Securities                            Options at FY-End($)
                                    Underlying Unexercised                          (Based on FY-End Price
Name                                  Options at FY-End(#)                                of $16.00/Share)
                            Exercisable              Unexercisable            Exercisable           Unexercisable

Gary W. Sellman                4,630                      -0-                   $24,613                 N/A



                              CERTAIN TRANSACTIONS

         The Bank makes loans from time to time to the officers and directors of the Bank and the Company. Loans to officers and directors of the Bank and the Company at September 30, 1996 by the Bank were $254,301. Such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except as described below, and did not involve more than the normal risk of collectability. Prior to 1989, the Bank had a policy of offering preferred mortgage loans to officers, directors and employees for the financing and improvement of their personal residences. As a result of this policy, at September 30, 1996 the Company had two remaining mortgage loans with an unpaid principal balance of approximately $146,000 at an interest rate of 6.125%, which was 1.25% below the prevailing market rate when originated.

                       -----------------------------------


                                   PROPOSAL 2

                       APPROVAL OF AMENDMENTS TO COMPANY'S
                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN

INTRODUCTION

         On December 23, 1993, the Board of Directors adopted the Mid-Central Financial Corporation 1994 Stock Option Plan (the "Plan") and the Plan was approved by the shareholders on January 6, 1995. On November 19, 1996, the Board amended and restated the Plan. The purpose of the Plan is to enable the Company and its subsidiaries to retain and attract executives, other key employees and non-employee directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company. The Plan authorizes the granting of awards in the form of incentive stock options and non-qualified stock options.

PROPOSED PLAN AMENDMENTS

         The Plan originally authorized the issuance of 26,038 shares of common stock pursuant to incentive stock options and non-qualified stock options granted under the Plan. The Board of Directors has amended the Plan, subject to ratification and approval of the shareholders, to increase the total number of shares available under the Plan by 25,000 shares to a total of 51,038 shares. There were outstanding on November 22, 1996 options to purchase 18,850 shares under the Plan and no shares have been purchased through the exercise of options granted under the Plan. Therefore, absent shareholder approval of this amendment to the Plan, 7,188 shares remain available under the Plan for awards. The Board of Directors has deemed it prudent to increase the shares available for grant under the Plan by 25,000 shares to facilitate future option grants.

         The Plan originally provided for an automatic, one-time grant of a non-qualified option to purchase 1,953 shares of stock to non-employee directors upon the initial approval of the Plan or their initial election to the Board of Directors. The Board of Directors has amended the Plan to provide for an automatic one-time grant of a non-qualified stock option to purchase 1,000 shares to directors who are not employees of the Company or any subsidiary upon shareholder approval of the Plan amendment and to any non-employee directors elected to the Board subsequent to the date of shareholder approval of the Plan amendment. The exercise price would be equal to the fair market value of the stock on the date of grant and the option shall become exercisable as to 50% of the shares granted on the date granted and 50% one year after the date the option is granted.

SUMMARY OF THE PLAN

         NUMBER OF SHARES. The maximum number of shares of common stock reserved and available for awards under the Plan, as amended by the Board, is currently 51,038 shares (subject to possible adjustment in the event of future stock splits or similar changes in the common stock). Shares of common stock covered by expired or terminated stock options may be used for subsequent awards under the Plan.

         ELIGIBILITY AND ADMINISTRATION. Officers, other key employees of the Company and subsidiaries and non-employee directors are eligible to be granted stock options under the Plan. Approximately 12 officers and other key employees and four non-employee directors are currently eligible to participate in the Plan. The Plan is administered by the Board of Directors of the Company or by a Committee appointed by the Board, consisting of at least two directors, all of whom are "Non-Employee Directors" as defined in the Plan. The Committee has the power to make awards, determine the number of shares covered by each award and other terms and conditions of such awards, construe the Plan, and prescribe, amend and rescind the rules and regulations with respect to the administration of the Plan.

         STOCK OPTIONS. The Committee may grant stock options that qualify either as "incentive stock options" under the Internal Revenue Code or as "non-qualified stock options" in such form and upon such terms as the Committee may approve from time to time. Stock options granted under the Plan may be exercised during their respective terms as determined by the Committee. The purchase price may be paid by tendering a certified or bank check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law, including promissory notes and, under certain circumstances, unrestricted stock already owned by the optionee. If the terms of a stock option so permit, an optionee may elect to pay all or part of the exercise price by having the Company withhold from the shares of stock that would otherwise be issued upon exercise, that number of shares of stock having a fair market value equal to the aggregate exercise price for the shares with respect to which such election is made. No stock option shall be transferable by the optionee or exercised by anyone else during the optionee's lifetime.

         Stock options may be exercised during varying periods of time after an optionee's termination of employment by the Company and any subsidiary or parent corporation, dependent upon the reason for the termination. Following an optionee's death, the optionee's stock options may be immediately exercised by the legal representative of the estate or the optionee's legatee for a period of three years (or on such accelerated basis as the Committee shall determine at or after grant) from the date of death or until the expiration of the stated term of the option, whichever is less. The same time periods apply if the optionee is terminated by reason of disability. If an optionee's employment terminates by reason of retirement, the optionee's vested stock options may be exercised until the expiration of the stated term of the option. If the optionee's employment with the Company or any subsidiary or parent corporation is involuntarily terminated without cause, the option may be exercised for the lesser of three months or the balance of the option's term. If the optionee's employment with the Company or any subsidiary or parent corporation is terminated for cause, as defined in the Plan, all of the optionee's unexercised stock options immediately terminate.

         No incentive stock options shall be granted under the Plan after December 22, 2003. The term of an incentive stock option may not exceed 10 years from the date the stock option is granted (or 5 years if issued to an optionee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation). The aggregate fair market value of the common stock with respect to which an incentive stock option is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. The option price per share of common stock purchasable under a stock option shall be determined by the Committee at the time of grant. In the event that the Committee does not determine the exercise price per share of stock purchasable under a stock option, the exercise price shall be the fair market value of the stock on the date the stock option is granted. In no event shall the stock option price per share of stock purchasable under an incentive stock option or a non-qualified stock option be less than 100% or 85%, respectively, of the fair market value of the stock on the date the stock option is granted (or, in the event the employee owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation, the exercise price shall be no less than 110% of the fair market value of the stock on the date the stock option is granted).

         The Plan, as amended, also provides for the automatic granting of a defined number of options to non-employee directors. Such options are granted to each person who is not an employee of the Company or any subsidiary or parent corporation and who is either (i) serving on the Board on the date of shareholder approval of the Plan, as amended, or (ii) elected as a director by the Board or the shareholders after the date of shareholder approval of the Plan, as amended. Each such person shall, as of such date, automatically receive a non-qualified option to purchase 1,000 shares of common stock with the option price equal to the fair market value of the Company's common stock on such date. The term of such option shall be ten years after the date of grant and will not expire upon termination of service as a director. The options shall become exercisable as to 50% of the shares subject to the option beginning on the date the option is granted and the remaining 50% one year after the date the option is granted. No stock appreciation rights shall be granted with options to non-employee directors.

         RIGHT OF REPURCHASE. The Committee may, at the time of any grant under the Plan, provide that the shares of common stock received under the Plan shall be subject to a repurchase right in favor of the Company in the event of optionee's termination of employment. Except as otherwise provided by the Committee, the repurchase price will be the fair market value of the stock or, in the case of a termination for cause, an amount equal to the consideration paid for the stock. The Committee may also, at the time of grant, provide the Company with similar repurchase rights, upon terms and conditions specified by the Committee, with respect to any optionee who, at any time within two years of employment with the Company or any subsidiary or parent corporation, directly or indirectly competes with, or is employed by a competitor of, the Company or any subsidiary or parent corporation.

         FEDERAL TAX TREATMENT OF OPTIONS. An optionee will not realize taxable compensation income upon the grant of an incentive stock option. In addition, an optionee generally will not realize taxable compensation income upon the exercise of an incentive stock option if he or she exercises it as an employee or within three months after termination of employment (or within one year after termination if the termination results from a permanent or total disability). The amount by which the fair market value of the shares purchased exceeds the aggregate option price at the time of exercise (or, in the case of an executive officer, director or 10% shareholder, six months after the date the option was granted, if later) shall be treated as alternative minimum taxable income for purposes of the alternative minimum tax.

         If stock acquired pursuant to an incentive stock option is not disposed of prior to the date two years from the option grant date or prior to one year from the option exercise date, any gain or loss realized upon the sale of such shares will be characterized as capital gain or loss. If the applicable holding periods are not satisfied, then any gain realized in connection with the disposition of such stock will generally be taxable as compensation income in the year in which the disposition occurred, to the extent of the difference between the fair market value of such stock on the date of exercise and the option exercise price. The Company is entitled to a tax deduction to the extent, and at the time, the optionee realizes compensation income. The balance of any gain will be characterized as a long-term or short-term capital gain depending on whether the shares were held for more than one year.

         An optionee will not realize taxable compensation income upon the grant of a non-qualified stock option. When an optionee exercises a non-qualified stock option, he or she will realize taxable compensation income at the time equal to the difference between the aggregate option price and the fair market value of the stock on the date of exercise. The Company is entitled to a tax deduction to the extent, at the time, that the optionee realizes compensation income.

         Upon the exercise of a non-qualified stock option, the Plan requires the optionee to pay to the Company any amount necessary to satisfy applicable federal, state or local withholding tax requirements. Under the Plan, the Board may grant options that permit the optionee to elect to satisfy withholding tax requirements associated with the exercise of an option by authorizing the Company to retain from the number of shares that would otherwise be deliverable to the optionee that number of shares having an aggregate fair market value equal to the tax required to be withheld. In such event, the Company would pay the tax liability from its own funds.

         Upon the disposal of stock acquired pursuant to a non-qualified option, the optionee's basis for determining taxable gain or loss will be the sum of the option price paid for the stock plus any related compensation income recognized by the optionee, and such gain or loss will be long-term or short-term capital gain or loss depending on whether the optionee has held the shares for more than one year.

APPROVAL OF PLAN AMENDMENTS

         Approval of the amendments to the Plan to (i) increase the aggregate number of shares available for issuance under the Plan to 51,038 shares and (ii) provide for an automatic grant to the non-employee directors of a non-qualified stock option to purchase 1,000 shares of Common Stock requires the affirmative vote of holders of voting stock representing a majority of the voting power represented at the meeting.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                   APPROVAL OF THE AMENDMENT TO THE COMPANY'S
                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN

                       -----------------------------------

                                   PROPOSAL 3

                              APPROVAL OF AUDITORS

         Larson, Allen, Weishair & Co., independent certified public accountants, have been auditors for the Company since 1994 and have been auditors for the Bank since 1989. They have been reappointed by the Board of Directors as the Company's auditors for the current fiscal year and shareholder approval of the appointment is requested. In the event the appointment of Larson, Allen, Weishair & Co. is not approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest feasible time.

         A representative of Larson, Allen, Weishair & Co. will be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                   APPROVAL OF THE APPOINTMENT OF THE AUDITORS

                       ----------------------------------

                              SHAREHOLDER PROPOSALS

         The rules of the Securities and Exchange Commission ("SEC") permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules. The Mid-Central Financial Corporation 1998 Annual Meeting of Shareholders is expected to be held on or about January 5, 1998 and proxy materials in connection with that meeting are expected to be mailed on or about December 1, 1997. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before July 31, 1997.


                                     GENERAL

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16(a) under the Securities Act of 1934, executive officers, directors and 10% shareholders ("insiders") of the Company are required to file reports on Forms 3, 4 and 5 of their beneficial holdings and transactions in the Company's common stock. To the Company's knowledge, all such reports were filed in a timely manner during the year ended September 30, 1996.

OTHER MATTERS

         The Board of Directors of the Company knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

         The 1996 Annual Report of the Company is enclosed herewith and contains the Company's financial statements for the fiscal year ended September 30, 1996. A copy of Form 10-K, the Annual Report filed by the Company with the SEC, will be furnished without charge to any shareholder who requests it in writing from Gary W. Sellman, President, Mid-Central Financial Corporation at the address noted on the first page of this Proxy Statement.

                                 BY THE ORDER OF THE
                                 BOARD OF DIRECTORS



                                 Gary W. Sellman
                                 PRESIDENT AND CHIEF EXECUTIVE OFFICER




                                      PROXY
                        MID-CENTRAL FINANCIAL CORPORATION
               ANNUAL MEETING OF SHAREHOLDERS -- JANUARY 10, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Alfred H. Neitzke and Gary W. Sellman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of stock of Mid-Central Financial Corporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on January 6, 1997, or at any adjournment or adjournments thereof, hereby revoking all former proxies.

(1)      ELECTION OF DIRECTORS

         [ ]  FOR THE NOMINEES LISTED BELOW
              (except as marked below)

         [ ]  WITHHOLD AUTHORITY
              to vote for the nominees listed

                      ROBERT D. IKEN, SR., MICHAEL J. EBNER

         (INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

            --------------------------------------------------------

(2) Proposal to ratify and approve the amendments to the Mid-Central Financial Corporation Amended and Restated 1994 Stock Option Plan to
         (i) increase the total number of shares of Common Stock available for issuance under such Plan from 26,038 shares to 51,038 shares and (ii) provide for an automatic grant of a non-qualified stock option to purchase 1,000 shares to non-employee directors of the Company.

                [ ]  FOR           [ ]  AGAINST      [ ]  ABSTAIN

            --------------------------------------------------------

(3) Proposal to ratify and approve the appointment of Larson, Allen, Weishair & Co. as the independent auditors of the Company.

                [ ]  FOR           [ ]  AGAINST      [ ]  ABSTAIN

(4) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTION OF ALL THE NOMINEES AND "FOR" PROPOSALS (2) & (3).

                                   Dated: ______________________________________

                                   Signed: _____________________________________
                                            (Signature of Shareholder)

                                           _____________________________________
                                            (Signature of Shareholder)

                                   Please vote, date and sign this proxy exactly as your name is printed hereon. When signing as attorney, executor, administrator, trustee, guardian, etc. give full title as such. If the stock is held jointly, each owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.